Exhibit 10.1

Execution Version

STOCK REPURCHASE AGREEMENT

This Stock Repurchase Agreement (this “Agreement”) is made and entered into as of August 16, 2017, by and between Medpace Holdings, Inc., a Delaware corporation (the “Company”), and Medpace Limited Partnership, a Guernsey limited partnership (the “Limited Partnership” acting through its general partner, Medpace GP Limited, a Guernsey company, the “General Partner” and, the Limited Partnership acting through the General Partner, the “Seller”).

RECITALS

A. The Company desires to repurchase from the Seller, and the Seller desires to sell to the Company, a total of 2,000,000 shares of common stock of the Company (the “Shares”) on the terms and conditions set forth in this Agreement.

B.The Company is permitted, pursuant to Sections 154, 160 and 244 of the General Corporation Law of the State of Delaware (“DGCL”), its Amended and Restated Certificate of Incorporation and its Amended and Restated Bylaws, to repurchase the Shares on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows.

1.Purchase and Sale of Shares.  Subject to the terms and conditions of this Agreement, the Company hereby agrees to purchase, and the Seller hereby agrees to sell to the Company, on a delivery versus payment basis, the Shares for a purchase price of $30.27 per share, for an aggregate purchase price of $60,540,000.00 (the “Purchase Price”), as provided herein.

2.Closing.  The closing of the purchase and sale of the Shares (the “Closing”) shall occur on August 18, 2017, or such other date thereafter, as is mutually agreed in writing by the Company and the Seller.  At the Closing, the following deliveries will be made and actions taken:

(a)By the Company.  The Company will pay the full Purchase Price to the Seller by making two payments of one half of the Purchase Price by wire transfer in immediately available funds in U.S. dollars to each of the accounts set forth on Exhibit A hereto; and

(b)By the Seller.  The Seller will deliver to the Company, in form reasonably acceptable to the Company, such documents, and will take such actions, as may be reasonably required in order to effect a transfer of the Shares on the books of American Stock Transfer & Trust Company, LLC from the Seller to the Company.

3.Representations and Warranties of the Company.  The Company hereby represents and warrants to the Seller as follows:

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(a)The Company is a corporation validly existing under the DGCL and has full legal right and corporate power and authority to enter into this Agreement and to consummate the transactions provided for herein.

(b)The execution, delivery and performance by the Company of this Agreement has been duly authorized by all requisite corporate action of the Company, and this Agreement, when executed and delivered by both parties, will be a valid and binding agreement of the Company enforceable against the Company in accordance with its terms.

(c)All consents, approvals, authorizations and orders required for the execution and delivery of this Agreement and the purchase of the Shares under this Agreement by the Company have been obtained and are in full force and effect. The Company has full legal right, power and authority to enter into and perform its obligations under this Agreement and to purchase the Shares under this Agreement. The execution and delivery of this Agreement by the Company and the transfer of the Shares under this Agreement by the Seller do not require (except for filings pursuant to Sections 13 or 15(d) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) any filings with, any governmental authority or court, or body or arbitrator having jurisdiction over the Company.

(d)The execution and delivery of, and performance by the Company of the Company’s obligations under, this Agreement do not and will not (i) violate or conflict with in any respect, (A) any provision of law, rule or regulation, (B) any order, judgment or decree of any court or other agency or government applicable to the Company, (C) any provision of the Company’s organizational documents, or (D) any note, bond, mortgage, deed, indenture, lien, instrument, contract, agreement, lease or license, whether written or oral, express or implied, to which the Company is a party or by which it is bound, or (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time, or both) a default under, or result in the creation or imposition of any Lien (as defined herein) upon any of the property or assets of the Company pursuant to any note, bond, mortgage, deed, indenture, lien, instrument, contract, agreement, lease or license, whether written or oral, express or implied, to which the Company is a party or by which it is bound.

(e)There is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, currently threatened that questions the validity of this Agreement, or the right of the Company to enter into this Agreement or to consummate the transactions contemplated by this Agreement.  There are presently no outstanding judgments, decrees or orders of any court or any governmental or administrative agency against the Company, which questions the validity of this Agreement or the right of the Company to consummate the transactions contemplated by this Agreement.

4.Representations, Warranties and Covenants of the Seller.  The Seller hereby represents, warrants and agrees with the Company as follows:

(a)The Seller has full legal authority and capacity to enter into this Agreement, and to consummate the transactions provided for herein.  This Agreement,

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when executed and delivered by both parties, will be a valid and binding agreement of the Seller, enforceable against the Seller in accordance with its terms.

(b)The Seller at the time of Closing will be the sole legal owner of and, will hold valid marketable title to, the Shares, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable or legal interest (collectively, a “Lien”), and the Seller has not granted any rights to or interest in the Shares to any other person or entity, except with respect to the Seller’s pledge of the Shares pursuant to that certain Credit Agreement (the “Credit Agreement”), dated as of June 16, 2017, by and among the Seller, Credit Suisse AG, Cayman Islands Branch, and Morgan Stanley Bank, N.A., as lenders, Credit Suisse AG, Cayman Islands Branch, as administrative agent, and Credit Suisse Securities (USA) LLC, as calculation agent, which pledges shall be released at the time of Closing.  The Seller further agrees not to sell, transfer, pledge or encumber the Shares or suffer any lien, security interest, claim or equitable or legal interest to attach to the Shares other than pursuant to this Agreement and in accordance with the Credit Agreement.

(c)All consents, approvals, authorizations and orders required for the execution and delivery of this Agreement and the transfer of the Shares under this Agreement by the Seller have been obtained and are in full force and effect.  The Seller has full legal right, power and authority to enter into and perform its obligations under this Agreement and to transfer the Shares under this Agreement. The execution and delivery of this Agreement by the Seller and the transfer of the Shares under this Agreement by the Seller do not require (except for filings pursuant to Section 16 or Regulation 13D under the Exchange Act) any filings with, any governmental authority or court, or body or arbitrator having jurisdiction over the Seller.

(d)The Seller (i) is a sophisticated investor familiar with transactions similar to those contemplated by this Agreement, (ii) has adequate information concerning the business and financial condition of the Company to make an informed decision regarding the sale of the Shares, and (iii) has independently and without reliance upon the Company, and based on such information and the advice of such advisors as the Seller has deemed appropriate, made its own analysis and decision to enter into this Agreement. The Seller acknowledges that none of the Company or its affiliates (other than Supraj Rajagopalan, John R. Richardson and Anastasya Molodykh, who are currently directors of the Company and affiliated with the Seller) or agents is acting as a fiduciary or financial or investment adviser to the Seller, and has not given the Seller any investment advice, opinion or other information on whether the transfer of the Shares is prudent.  The Seller understands and acknowledges that the Company is not making, and has not made, any statement, representation or warranty to the Seller concerning:  (w) the fairness or adequacy of the Purchase Price; (x) the current or likely future value of the Shares; (y) the markets, business, services, management, technical or marketing capabilities, financial affairs or prospects of the Company; or (z) any other matter that has been relied upon by the Seller or the Seller’s legal counsel or advisors in assessing the value of the Shares or determining whether to enter into this Agreement upon the terms and conditions set forth herein.

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(e)The Seller acknowledges that (i) the Company or its affiliates or agents may come into possession of, information with respect to the Company that is not known to the Seller and that may be material to a decision to transfer the Shares (“Seller Excluded Information”), (ii) the Seller has determined to transfer the Shares notwithstanding its lack of knowledge of the Seller Excluded Information and (iii) none of the Company or its affiliates or agents shall have any liability to the Seller, and the Seller waives and releases any claims that it might have against the Company or its affiliates or agents whether under applicable securities laws or otherwise, with respect to the nondisclosure of the Seller Excluded Information in connection with the transfer of the Shares and the transactions contemplated by this Agreement.  The Seller understands that the Company and its affiliates and agents will rely on the accuracy and truth of the foregoing representations, and the Seller hereby consents to such reliance.

(f)The Seller has reviewed with its own tax advisors the federal, state, local and foreign tax consequences of this sale of the Shares and the transactions contemplated by this Agreement.  The Seller is relying solely on such advisors and not on any statements or representations of the Company, the Company’s counsel, auditor, or any of the Company’s agents.  The Seller understands that it (and not the Company) shall be solely responsible for its own tax liability that may arise as a result of this sale of the Shares or the transactions contemplated by this Agreement.

(g)The execution and delivery of, and performance by the Seller of the Seller’s obligations under, this Agreement do not and will not (i) violate or conflict with in any respect, (A) any provision of law, rule or regulation, (B) any order, judgment or decree of any court or other agency or government applicable to the Seller, (C) any provision of the Seller’s organizational documents, or (D) any note, bond, mortgage, deed, indenture, lien, instrument, contract, agreement, lease or license, whether written or oral, express or implied, to which the Seller is a party or by which it is bound, or (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time, or both) a default under, or result in the creation or imposition of any Lien upon any of the property or assets of the Seller pursuant to any note, bond, mortgage, deed, indenture, lien, instrument, contract, agreement, lease or license, whether written or oral, express or implied, to which the Seller is a party or by which it is bound.

(h)There is no action, suit, proceeding or investigation pending or, to the Seller’s knowledge, currently threatened that questions the validity of this Agreement, or the right of the Seller to enter into this Agreement or to consummate the transactions contemplated by this Agreement.  There are presently no outstanding judgments, decrees or orders of any court or any governmental or administrative agency against the Seller, which questions the validity of this Agreement or the right of the Seller to consummate the transactions contemplated by this Agreement.

5.Conditions of the Seller’s Obligations at Closing. The obligation of the Seller to sell the Shares is subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

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(a)The representations and warranties contained in Section 3 shall be true and correct in all respects as of the Closing.

(b)The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Company on or before the Closing.

(c)No government, court, tribunal, arbitrator, administrative agency, commission or other governmental official, authority or instrumentality shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction, order or other legal restraint (whether temporary, preliminary or permanent) which is in effect and which has the effect of making the sale of the Shares by the Seller illegal or otherwise prohibiting or preventing consummation of the sale of the Shares by the Seller.

6.Conditions of the Company’s Obligations at Closing. The obligation of the Company to purchase the Shares is subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

(a)The representations and warranties contained in Section 4 shall be true and correct in all respects as of the Closing.

(b)The Seller shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Seller on or before the Closing.

(c)No government, court, tribunal, arbitrator, administrative agency, commission or other governmental official, authority or instrumentality shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction, order or other legal restraint (whether temporary, preliminary or permanent) which is in effect and which has the effect of making the purchase of the Shares by the Company illegal or otherwise prohibiting or preventing consummation of the purchase of the Shares by the Company.

7.Termination. This Agreement shall terminate and the term and conditions set forth herein shall be of no further force or effect (i) upon mutual agreement in writing by the Company and the Seller or (ii) August 25, 2017, provided the Closing has not occurred by such date.

8.Covenant Against Transfer. Seller covenants that, upon signing this Agreement, it will not take any action to transfer the Shares to a third party or otherwise take any action to subject the Shares to any Lien.

9.Further Assurances. Subject to the terms and conditions of this Agreement, each party will use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or desirable under applicable laws and regulations to consummate the transactions contemplated by this Agreement.

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10.Legal and Equitable Remedies. The Company has the right to enforce this Agreement and any of its provisions by injunction, specific performance or other equitable relief without prejudice to any other rights or remedies the Company may have at law or in equity for breach of this Agreement.

11.Attorneys’ Fees. Each party will pay its own legal and other fees in connection with the negotiation and preparation of this Agreement; provided that if any action is brought to enforce the terms of this Agreement, the prevailing party will be entitled to recover its reasonable attorneys’ fees, costs and expenses from the other party, in addition to any other relief to which the prevailing party may be entitled.

12.Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Seller with respect to the subject matter hereof and supersedes all prior negotiations and agreements, whether written or oral, relating to such subject matter. The Seller acknowledges that neither the Company nor its agents or attorneys have made any promise, representation or warranty whatsoever, either express or implied, written or oral, which is not contained in this Agreement for the purpose of inducing the Seller to execute this Agreement, and the Seller acknowledges that it has executed this Agreement in reliance only upon such promises as are contained herein.

13.Modification.  It is expressly agreed that this Agreement may not be altered, amended, modified or otherwise changed in any respect except by another written agreement that specifically refers to this Agreement, executed by each of the parties to this Agreement.

14.Severability.  If any provision of this Agreement, or any part of any such provision, is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) such invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this Agreement and is separable from every other part of such provision.

15.Governing Law.  This Agreement will be governed by the laws of the State of New York.

16.Counterparts.  This Agreement may be executed in any number of counterparts (including by facsimile transmission and by electronic messaging system), each of which will be an original, but all of which together will constitute one instrument.

17.Headings.  The headings contained in this Agreement are included for purposes of convenience only, and do not affect the meaning or interpretation of this Agreement.

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IN WITNESS WHEREOF, the parties have executed this Stock Repurchase Agreement as of the date first written above.

Company: MEDPACE HOLDINGS, INC. By: /s/ Stephen P. Ewald Name:Stephen P. Ewald Title:General Counsel and Corporate Secretary

[Signature Page to Stock Repurchase Agreement]

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SELLER: MEDPACE LIMITED PARTNERSHIP, acting through its general partner, MEDPACE GP LIMITED By: /s/ HAYLEY TANGUY Name:HAYLEY TANGUY Title:DIRECTOR

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